UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5689

DWS Multi-Market Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Multi-Market Income Trust Ticker Symbol: KMM

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment Plan

click here Shareholder Meeting Results

click here Additional Information

click here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/08
DWS Multi-Market Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	2.60%	.71%	7.78%	10.82%	8.37%
Based on Market Price(a)	6.15%	-7.76%	1.62%	8.19%	8.55%
Credit Suisse High Yield Index(b)	1.35%	-1.24%	6.29%	8.38%	5.81%
Lipper Closed-End General Bond Funds Category(c)	.19%	.72%	4.35%	5.97%	5.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End General Bond Funds Category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 5/31/08	As of 11/30/07
Net Asset Value	$ 9.41	$ 9.61
Market Price	$ 8.56	$ 8.45

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 5/31/08: Income Dividends	$ .39
May Income Dividend	$ .065
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/08+	8.29%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/08+	9.11%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End General Bond Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	11	67
3-Year	1	of	10	10
5-Year	1	of	10	10
10-Year	2	of	8	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

In the following interview, Portfolio Managers Bill Chepolis and Gary Sullivan discuss market conditions and DWS Multi-Market Income Trust's investment strategy during the semiannual period ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the bond market perform during the six-month reporting period?

A: The past six months proved to be a volatile time for the global fixed-income markets. During the first half of the reporting period, investor sentiment came under pressure from concerns that problems in the housing and credit markets were beginning to spread to the broader global economy. The result was a "flight to quality" into government issues, particularly US Treasuries, and a corresponding downturn in segments of the bond market viewed as being higher-risk, such as high-yield and emerging-market bonds. Given the continued strong growth and improving fundamentals of the world's emerging economies, emerging-markets debt outperformed high-yield during this phase.

Despite the issues overhanging the markets, the second half of the period brought a snap-back for high-yield and the emerging markets due largely to the aggressive actions of the US Federal Reserve Board (the Fed). In addition to enacting cuts to its benchmark fed funds rate (the overnight rate charged by banks when they borrow money from each other), the Fed took a variety of measures to maintain liquidity in the financial system. The Fed also helped engineer the survival of the troubled broker Bear Stearns, indicating to investors that the central bank is willing to take extraordinary steps to ensure stability. The result was a recovery for high-yield bonds and emerging-markets debt that began in the latter half of March and carried through the end of the period. April, in fact, was the best month for high-yield in over five years, as measured by the 3.93% total return of the Credit Suisse High Yield Index.1

For the six-month period ended May 31, 2008, high-yield bonds finished with a return of 1.35%, as measured by the Credit Suisse High Yield Index, only slightly below the 1.49% return of the overall bond market (as measured by the Lehman Brothers US Aggregate Index).2 The JP Morgan Emerging Market Bond Index (EMBI) Global Diversified closed with a return of 2.29%, outpacing the broader market.3

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
2 The Lehman Brothers US Aggregate Index is an unmanaged, unleveraged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
3 The JP Morgan EMBI Global Diversified is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
Index returns, unlike funds returns, do no include fees or expenses. It is not possible to invest directly into an index.

The volatility in the two asset classes was evident in the shifts in their yield spreads relative to US Treasuries.4 In high-yield, the yield spread stood at 636 basis points (or 6.36 percentage points) on May 31, 2008, while the month-end high, registered on March 31, 2008 was 794 basis points. In comparison, the average over the past 12 months was 566 basis points. Meanwhile, the JP Morgan Emerging Market Bond Index Plus (EMBI+) yielded 246 basis points, or 2.46 percentage points, above US Treasuries when the period began.5 From this point, the spread subsequently rose through December and pushed higher at the start of 2008. The high water mark was 327 basis points, touched on March 17, 2008, following the near-collapse of Bear Stearns. But as was the case with high-yield bonds, the Fed's subsequent actions sparked a recovery in emerging markets bonds that lasted through the final two-plus months of the period. The result was a decline in the yield spread to 243 basis points by the end of May — a drop of three basis points for the full six-month interval.

4 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High-yield Index from January 31, 1986 to May 31, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
5 The JP Morgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 Lipper's Closed-End General Bond Funds Category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: How did the fund perform during the semiannual period?

A: For the semiannual period ended May 31, 2008, the fund provided a total return of 2.60% based on net asset value (NAV). In comparison, the funds in its Lipper peer group, Closed-End General Bond Funds, produced an average return of 0.19%, while the JP Morgan Emerging Market Bond Index (EMBI) Global Diversified and the Credit Suisse High Yield Index, returned 2.29% and 1.35%, respectively.6 The May 31, 2008 NAV was $9.41, compared with $9.61 six months ago. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results. Please see pages 4 and 5 for complete performance information.)

For the semiannual period ended May 31, 2008, the fund's return based on the market price of shares quoted on the New York Stock Exchange was 6.15%. The fund's shares closed the period at $8.56, compared with $8.45 six months ago. The market price discount of the shares, as a percentage of NAV, was approximately 9% on May 31, 2008, compared to approximately 12% on November 30, 2007.

The fund maintained a leverage position throughout the period. At the close of the period, the portfolio was approximately 7.5% leveraged, meaning that the fund borrowed against $18.5 million of fund assets. In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates, and then invests the proceeds in longer-term securities. We will continue to closely evaluate the fund's use of leverage.

Q: Please discuss the fund's performance and positioning in high yield.

A: As of May 31, 2008, 53% of the fund's assets were invested in high-yield bonds. The high-yield asset class underperformed the emerging markets, providing an opportunity to take advantage of improved relative values in the former. A high-yield bond is a high-paying bond with a lower credit quality rating than investment-grade corporate bonds, Treasury bonds and municipal bonds.

A strong contribution to the performance of the high-yield segment of the portfolio came from its position in bonds issued by DRS Technologies, a defense-related firm that was bid for by Finmeccanica, an investment-grade rated company. Also contributing to returns was a position in the South Africa-based mobile telecommunications provider Cell C Property, whose bonds rallied after the company received an investment from Saudi Telecom. We elected to sell the position in order to lock in profits.

Another notable contributor was Millicom International Cellular SA, whose strong cash position enabled it to call one of the issues held in the portfolio — causing the issue to trade up in price.7 Vanguard Health Holding Co., LLC also saw its bonds gain ground due to strong financial results and a general recovery in hospital-related issues.

7 A bond is "called" when the issuer redeems the bond prior to its maturity date. In most cases, the price is higher than the bond's par value.

Rounding out the list of top performers in high-yield were the bonds issued by Kansas City Southern Railway Co. (KCS) and its subsidiary Kansas City Southern de Mexico SA de CV, where the fund held large positions in short-dated securities. One of these, the issue due in October 2008, rose in price when it was tendered early by the company.

The leading detractor in high-yield was the lack of a position in Dollar General, the discount retailer whose stronger-than- expected results helped its bonds recover from a previous sell-off. Two yellow pages companies, R.H. Donnelley Corp. and Idearc, Inc., both were hurt by expectations for a weaker economy and rising competition from the internet. We continue to like both issues, however, due to the high cash flows generated by their underlying businesses. Another detractor of note was Young Broadcasting, Inc., whose planned sale of its largest asset — a television station based in San Francisco — could be disrupted by the slowing economy and disruptions in the credit markets.

The fund's position in syndicated loans, an asset class that underperformed due to technical factors, also detracted from performance. These are loans, usually made at a variable rate, that are extended to a corporate borrower from a group of banks and subsequently sold to investors in the secondary market. We continue to believe syndicated loans are an attractive asset class at a time when default rates are rising, since these securities are generally higher in the capital structure and of higher credit quality than high-yield bonds.8

8 When a bond is higher in the capital structure, it means it will be paid off sooner in the event that the company becomes insolvent.

Q: How is the fund positioned in the emerging markets?

A: The emerging-markets segment of the portfolio moved from 40% to 38% during the past six months. We continue to focus on the more stable credits within the asset class, such as Brazil and Russia. This worked to the benefit of the fund, since both countries performed well: Brazil as a result of being upgraded to investment grade by Standard & Poor's, and Russia due to the price increases for oil and other commodities. At the same time, we continue to avoid the more volatile countries, such as Pakistan, Iraq and Lebanon. The fund continues to hold a large position in the emerging markets, which are benefiting from the commodity rally, increasing foreign reserves, positive fiscal policies, the development of domestic bond markets, and the strong economic growth.

Q: Do you have any closing thoughts for investors?

A: We seek to add value through a measured approach that emphasizes security selection and a long-term view.

We believe the current environment offers fertile ground for such an approach. While in early 2007 it was difficult to find value relative to Treasuries because yields were so low, yields in this fund's investment universe have since climbed to levels where investors are being adequately compensated for taking risk. With this as the backdrop, we continue to look for opportunities to use market volatility to take advantage of values and improve the diversification of the fund. From a broader standpoint, we continue to monitor the global economy as well as the relative value provided by sovereign, emerging markets, and high-yield issuers.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/08	11/30/07

Corporate Bonds	53%	52%
Government & Agency Obligations	38%	39%
Senior Loans	6%	3%
Sovereign Loans	2%	2%
Cash Equivalents	1%	4%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/08	11/30/07

Emerging Market Sovereign Bonds	38%	40%
Consumer Discretionary	10%	13%
Energy	10%	6%
Financials	9%	10%
Industrials	7%	7%
Materials	6%	6%
Utilities	6%	5%
Telecommunication Services	5%	6%
Health Care	4%	3%
Information Technology	3%	2%
Consumer Staples	2%	2%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/08	11/30/07

US Government and Agency	1%	1%
A	1%	1%
BBB	3%	2%
BB	40%	37%
B	43%	40%
Below B	10%	14%
Not Rated	2%	5%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/08	11/30/07

Effective Maturity	8.8 years	9.3 years
Duration	5.1 years	5.3 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 56.3%
Consumer Discretionary 9.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	625,000	565,625
American Achievement Corp., 8.25%, 4/1/2012	110,000	108,625
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	210,578	195,838
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	255,000	214,200
8.0%, 3/15/2014	165,000	149,738
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015 (b)	300,000	261,000
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	135,000	114,750
Cablevision Systems Corp., Series B, 7.133%***, 4/1/2009	115,000	115,575
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	205,000	179,375
Carrols Corp., 9.0%, 1/15/2013 (b)	120,000	110,400
Charter Communications Holdings LLC, 11.0%, 10/1/2015	186,000	158,100
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	615,000	658,050
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	150,000	203,025
Cooper-Standard Automotive, Inc., 7.0%, 12/15/2012	145,000	130,500
CSC Holdings, Inc.:
7.25%, 7/15/2008	190,000	190,000
Series B, 7.625%, 4/1/2011	210,000	210,000
Series B, 8.125%, 7/15/2009	985,000	1,003,469
Series B, 8.125%, 8/15/2009	440,000	448,250
Denny's Holdings, Inc., 10.0%, 10/1/2012 (b)	80,000	78,400
DirecTV Holdings LLC, 144A, 7.625%, 5/15/2016	705,000	702,356
Dollarama Group LP, 10.579%***, 8/15/2012	201,000	186,930
EchoStar DBS Corp.:
6.375%, 10/1/2011	365,000	360,437
6.625%, 10/1/2014	355,000	334,587
7.125%, 2/1/2016	275,000	262,625
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	315,000	229,162
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	65,100
General Motors Corp.:
7.2%, 1/15/2011 (b)	795,000	667,800
7.4%, 9/1/2025	150,000	96,750
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	220,000	213,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	125,000	121,250
Hanesbrands, Inc., Series B, 8.204%***, 12/15/2014	370,000	344,100
Hertz Corp.:
8.875%, 1/1/2014	595,000	592,025
10.5%, 1/1/2016 (b)	135,000	134,663
Idearc, Inc., 8.0%, 11/15/2016	1,285,000	918,775
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	160,000	147,200
ION Media Networks, Inc., 144A, 8.963%***, 1/15/2013	70,000	44,100
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	250,000	190,625
Jarden Corp., 7.5%, 5/1/2017 (b)	210,000	187,425
Kabel Deutschland GmbH, 10.625%, 7/1/2014	320,000	330,800
Lamar Media Corp., Series C, 6.625%, 8/15/2015	160,000	150,800
Liberty Media LLC:
5.7%, 5/15/2013 (b)	35,000	32,025
8.25%, 2/1/2030 (b)	320,000	287,571
8.5%, 7/15/2029 (b)	420,000	378,551
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	25,000	22,688
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	110,000	110,000
MGM MIRAGE:
6.0%, 10/1/2009	185,000	183,844
6.75%, 9/1/2012 (b)	345,000	321,281
8.375%, 2/1/2011 (b)	245,000	242,856
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	345,000	347,587
Norcraft Holdings LP, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	680,000	632,400
Penske Automotive Group, Inc., 7.75%, 12/15/2016	620,000	576,600
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	260,000	266,500
Quebecor Media, Inc., 7.75%, 3/15/2016	160,000	156,800
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	205,000	118,900
Quiksilver, Inc., 6.875%, 4/15/2015	320,000	262,400
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	185,000	141,988
Sabre Holdings Corp., 8.35%, 3/15/2016	225,000	181,688
Seminole Hard Rock Entertainment, Inc., 144A, 5.3%***, 3/15/2014	290,000	245,050
Shaw Communications, Inc., 8.25%, 4/11/2010	785,000	812,475
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	210,000	183,225
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	820,000	606,800
7.875%, 1/15/2014	95,000	84,313
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	111,000	113,220
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	375,000	321,562
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (b)	250,000	242,500
Station Casinos, Inc., 6.5%, 2/1/2014	425,000	267,750
Travelport LLC:
7.701%***, 9/1/2014	185,000	157,250
9.875%, 9/1/2014	220,000	211,750
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	460,000	311,650
United Components, Inc., 9.375%, 6/15/2013	45,000	43,875
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	515,000	761,150
144A, 10.375%, 2/15/2015	165,000	162,525
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	365,000	275,575
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	235,000	343,208
144A, 8.0%, 11/1/2016 EUR	120,000	172,455
Videotron Ltd., 144A, 9.125%, 4/15/2018	175,000	187,250
Vitro SAB de CV:
9.125%, 2/1/2017	770,000	650,650
11.75%, 11/1/2013	100,000	100,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,245,000	722,100
		22,615,842
Consumer Staples 2.3%
Alliance One International, Inc., 8.5%, 5/15/2012	125,000	118,750
Delhaize America, Inc.:
8.05%, 4/15/2027	65,000	70,362
9.0%, 4/15/2031	550,000	660,127
General Nutrition Centers, Inc., 7.199%***, 3/15/2014 (PIK)	240,000	210,000
Harry & David Holdings, Inc., 8.076%***, 3/1/2012	195,000	171,600
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	975,000	814,125
Rite Aid Corp., 7.5%, 3/1/2017	320,000	291,600
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	210,000	206,850
Tyson Foods, Inc., 8.25%, 10/1/2011	465,000	483,953
Viskase Companies, Inc., 11.5%, 6/15/2011	2,430,000	2,150,550
		5,177,917
Energy 9.6%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	575,000	609,500
Belden & Blake Corp., 8.75%, 7/15/2012	1,170,000	1,193,400
Bristow Group, Inc., 7.5%, 9/15/2017	260,000	266,500
Chaparral Energy, Inc.:
8.5%, 12/1/2015	385,000	340,725
8.875%, 2/1/2017	255,000	226,312
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	160,000	150,000
6.875%, 1/15/2016	850,000	835,125
7.25%, 12/15/2018	495,000	491,287
7.75%, 1/15/2015	335,000	347,144
Cimarex Energy Co., 7.125%, 5/1/2017	180,000	179,100
Delta Petroleum Corp., 7.0%, 4/1/2015	550,000	475,750
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	75,000	73,688
8.375%, 5/1/2016	460,000	462,300
El Paso Corp.:
7.25%, 6/1/2018	365,000	366,369
9.625%, 5/15/2012	165,000	178,801
Energy Partners Ltd., 9.75%, 4/15/2014	95,000	89,300
EXCO Resources, Inc., 7.25%, 1/15/2011	358,000	351,287
Forest Oil Corp., 144A, 7.25%, 6/15/2019	145,000	142,463
Frontier Oil Corp., 6.625%, 10/1/2011	150,000	147,750
GAZ Capital (Gazprom), 144A, 6.51%, 3/7/2022	1,285,000	1,211,241
KCS Energy, Inc., 7.125%, 4/1/2012	1,245,000	1,213,875
Mariner Energy, Inc.:
7.5%, 4/15/2013	215,000	208,013
8.0%, 5/15/2017	270,000	261,225
Newfield Exploration Co., 7.125%, 5/15/2018	430,000	424,087
OPTI Canada, Inc.:
7.875%, 12/15/2014	330,000	334,125
8.25%, 12/15/2014	535,000	551,050
Pemex Project Funding Master Trust, 5.75%, 3/1/2018	770,000	768,229
Petrobras International Finance Co., 5.875%, 3/1/2018	470,000	460,681
Petrohawk Energy Corp., 9.125%, 7/15/2013	250,000	260,000
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	620,000	750,739
Plains Exploration & Production Co.:
7.0%, 3/15/2017	225,000	216,563
7.625%, 6/1/2018 (b)	500,000	502,500
Quicksilver Resources, Inc., 7.125%, 4/1/2016	600,000	585,000
Range Resources Corp., 7.25%, 5/1/2018	45,000	45,675
Sabine Pass LNG LP:
7.25%, 11/30/2013 (b)	100,000	92,750
7.5%, 11/30/2016	1,635,000	1,493,981
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	195,000	197,438
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	320,000	323,297
Stallion Oilfield Services Ltd., 144A, 9.75%, 2/1/2015	255,000	210,375
Stone Energy Corp.:
6.75%, 12/15/2014	745,000	685,400
8.25%, 12/15/2011	770,000	773,850
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	180,000	187,038
Tesoro Corp., 6.5%, 6/1/2017	330,000	294,937
Whiting Petroleum Corp.:
7.0%, 2/1/2014	260,000	258,050
7.25%, 5/1/2012	455,000	452,725
7.25%, 5/1/2013	110,000	109,450
Williams Companies, Inc.:
8.125%, 3/15/2012	755,000	819,175
8.75%, 3/15/2032	1,020,000	1,188,300
Williams Partners LP, 7.25%, 2/1/2017	175,000	178,938
		21,985,508
Financials 7.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	640,000	604,800
Ashton Woods USA LLC, 9.5%, 10/1/2015	625,000	362,500
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	125,000	86,875
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,030,000	1,153,600
Firekeepers Development Authority, 144A, 13.875%, 5/1/2015	420,000	421,050
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,635,000	1,460,199
7.375%, 10/28/2009	2,760,000	2,688,099
7.875%, 6/15/2010	805,000	762,799
GMAC LLC, 6.875%, 9/15/2011	3,680,000	3,102,575
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	445,000	457,238
8.875%, 4/1/2015 (PIK)	350,000	357,000
9.75%, 4/1/2017 (b)	555,000	568,875
Hexion US Finance Corp., 9.75%, 11/15/2014	130,000	143,000
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	695,000	695,000
iPayment, Inc., 9.75%, 5/15/2014	225,000	196,313
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	200,000	161,000
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	425,000	416,626
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	345,000	213,900
Petroplus Finance Ltd., 144A, 6.75%, 5/1/2014 (b)	190,000	174,325
Residential Capital LLC:
3.49%***, 6/9/2008	85,000	83,300
5.978%***, 11/21/2008	470,000	432,400
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	730,000	408,800
UCI Holdco, Inc., 10.3%***, 12/15/2013 (PIK)	249,867	221,757
Universal City Development Partners, 11.75%, 4/1/2010	840,000	864,150
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015	65,000	53,056
		16,089,237
Health Care 2.8%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017 (b)	565,000	528,275
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	290,000	303,775
Boston Scientific Corp., 6.0%, 6/15/2011	290,000	284,200
Community Health Systems, Inc., 8.875%, 7/15/2015	1,550,000	1,598,437
HCA, Inc.:
9.125%, 11/15/2014	325,000	339,625
9.25%, 11/15/2016	900,000	950,625
9.625%, 11/15/2016 (PIK)	340,000	358,700
HEALTHSOUTH Corp., 10.75%, 6/15/2016	170,000	181,900
IASIS Healthcare LLC, 8.75%, 6/15/2014	255,000	262,013
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	205,000	210,125
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	245,000	198,450
The Cooper Companies, Inc., 7.125%, 2/15/2015	360,000	344,700
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	275,000	239,250
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	635,000	652,463
		6,452,538
Industrials 6.1%
Actuant Corp., 6.875%, 6/15/2017	170,000	170,425
Allied Security Escrow Corp., 11.375%, 7/15/2011	290,000	246,500
Allied Waste North America, Inc., 6.5%, 11/15/2010	330,000	332,888
American Color Graphics, Inc., 10.0%, 6/15/2010	370,000	127,650
American Color Graphics, Inc., Promissory Note due 9/15/2008 (c)	22,200	7,659
American Railcar Industries, Inc., 7.5%, 3/1/2014	230,000	215,050
ARAMARK Corp., 6.373%***, 2/1/2015	290,000	278,400
Baldor Electric Co., 8.625%, 2/15/2017 (b)	205,000	209,100
Belden, Inc., 7.0%, 3/15/2017	185,000	180,375
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	100,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	555,000	499,500
Building Materials Corp. of America, 7.75%, 8/1/2014	290,000	249,400
Cenveo Corp., 7.875%, 12/1/2013	305,000	264,588
Congoleum Corp., 8.625%, 8/1/2008**	395,000	296,250
DRS Technologies, Inc.:
6.625%, 2/1/2016	100,000	104,250
6.875%, 11/1/2013	840,000	858,900
7.625%, 2/1/2018	715,000	770,412
Education Management LLC, 8.75%, 6/1/2014	200,000	192,500
Esco Corp.:
144A, 6.675%***, 12/15/2013	275,000	253,000
144A, 8.625%, 12/15/2013	530,000	532,650
General Cable Corp.:
5.073%***, 4/1/2015	290,000	259,550
7.125%, 4/1/2017 (b)	190,000	185,250
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	205,000	172,200
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	175,000	164,500
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	200,000	164,000
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	305,000	208,544
8.875%, 4/1/2012	790,000	616,200
144A, 11.5%, 5/1/2013	50,000	52,000
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	525,000	510,562
7.625%, 12/1/2013	460,000	451,375
9.375%, 5/1/2012	685,000	715,825
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	160,000	162,400
8.0%, 6/1/2015	430,000	431,612
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	285,000	276,450
Moog, Inc., 144A, 7.25%, 6/15/2018	95,000	95,713
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014 (b)	275,000	283,250
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	1,175,000	787,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	45,000	48,150
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	185,000	185,463
Seitel, Inc., 9.75%, 2/15/2014	140,000	126,700
Titan International, Inc., 8.0%, 1/15/2012	745,000	750,587
TransDigm, Inc., 7.75%, 7/15/2014	200,000	204,500
U.S. Concrete, Inc., 8.375%, 4/1/2014	235,000	200,925
United Rentals North America, Inc.:
6.5%, 2/15/2012	430,000	396,675
7.0%, 2/15/2014	580,000	481,400
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	130,000	125,775
		13,946,853
Information Technology 2.8%
Alion Science & Technology Corp., 10.25%, 2/1/2015	370,000	260,850
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	1,575,000	1,393,875
L-3 Communications Corp.:
5.875%, 1/15/2015	690,000	653,775
Series B, 6.375%, 10/15/2015	650,000	626,437
7.625%, 6/15/2012	865,000	881,219
Lucent Technologies, Inc., 6.45%, 3/15/2029	790,000	605,337
MasTec, Inc., 7.625%, 2/1/2017	430,000	376,250
NXP BV, 7.497%***, 10/15/2013 EUR	325,000	448,736
Sanmina-SCI Corp., 144A, 5.55%***, 6/15/2010	105,000	104,213
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	390,000	370,013
SunGard Data Systems, Inc., 10.25%, 8/15/2015	535,000	556,400
Vangent, Inc., 9.625%, 2/15/2015	160,000	138,600
		6,415,705
Materials 5.7%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011 (b)	105,000	101,325
ARCO Chemical Co., 9.8%, 2/1/2020	1,685,000	1,415,400
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	410,000	279,825
Cascades, Inc., 7.25%, 2/15/2013	614,000	540,320
Chemtura Corp., 6.875%, 6/1/2016	500,000	465,000
Clondalkin Acquisition BV, 144A, 4.8%***, 12/15/2013	290,000	255,200
CPG International I, Inc., 10.5%, 7/1/2013	445,000	369,350
Exopack Holding Corp., 11.25%, 2/1/2014	685,000	650,750
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	325,000	349,375
GEO Specialty Chemicals, Inc.:
144A, 10.698%***, 12/31/2009	658,000	492,677
144A, 10.698%***, 3/31/2015	387,472	290,120
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	145,000	143,188
9.5%, 12/1/2011	170,000	178,500
Hexcel Corp., 6.75%, 2/1/2015	855,000	852,862
Huntsman LLC, 11.625%, 10/15/2010	855,000	908,437
Innophos, Inc., 8.875%, 8/15/2014	105,000	107,100
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	565,000	519,800
Metals USA Holdings Corp., 8.698%***, 7/1/2012 (PIK)	290,000	270,425
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	110,000	73,700
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	420,000	389,550
NewMarket Corp., 7.125%, 12/15/2016	495,000	487,575
NewPage Corp., 144A, 10.0%, 5/1/2012	410,000	436,650
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	210,000	312,006
Radnor Holdings Corp., 11.0%, 3/15/2010**	90,000	113
Rhodia SA, 144A, 7.497%***, 10/15/2013 EUR	200,000	289,369
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017 (b)	135,000	116,438
8.25%, 10/1/2012	300,000	276,000
8.375%, 7/1/2012	200,000	186,000
Steel Dynamics, Inc.:
6.75%, 4/1/2015	280,000	273,700
144A, 7.375%, 11/1/2012	80,000	80,600
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	445,000	442,219
The Mosaic Co., 144A, 7.625%, 12/1/2014	865,000	912,575
Witco Corp., 6.875%, 2/1/2026	170,000	115,600
Wolverine Tube, Inc., 10.5%, 4/1/2009	305,000	284,412
		12,866,161
Telecommunication Services 4.2%
BCM Ireland Preferred Equity Ltd., 144A, 11.856%***, 2/15/2017 (PIK) EUR	201,402	211,311
Centennial Communications Corp.:
10.0%, 1/1/2013	175,000	175,000
10.125%, 6/15/2013	805,000	837,200
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	435,000	433,912
8.375%, 1/15/2014 (b)	240,000	238,800
Cricket Communications, Inc., 144A, 9.875%, 11/1/2014	480,000	463,200
Embratel, Series B, 11.0%, 12/15/2008	78,000	80,730
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	94,743	91,901
Intelsat Jackson Holdings Ltd.:
9.25%, 6/15/2016	125,000	126,250
11.25%, 6/15/2016	385,000	392,700
iPCS, Inc., 4.998%***, 5/1/2013	115,000	98,900
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	575,000	552,719
Millicom International Cellular SA, 10.0%, 12/1/2013	1,535,000	1,630,937
Nortel Networks Ltd.:
6.963%***, 7/15/2011	330,000	310,200
144A, 10.75%, 7/15/2016	320,000	316,000
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	135,000	129,263
Qwest Corp.:
7.25%, 9/15/2025	75,000	69,188
7.875%, 9/1/2011	375,000	381,562
Rural Cellular Corp., 9.875%, 2/1/2010	305,000	312,625
Stratos Global Corp., 9.875%, 2/15/2013	140,000	146,475
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	955,000	995,587
US Unwired, Inc., Series B, 10.0%, 6/15/2012	385,000	374,413
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	340,000	505,152
8.75%, 4/15/2014	500,000	491,250
West Corp., 9.5%, 10/15/2014	245,000	229,075
		9,594,350
Utilities 5.8%
AES Corp.:
8.0%, 10/15/2017	400,000	401,500
144A, 8.0%, 6/1/2020	470,000	461,775
144A, 8.75%, 5/15/2013	1,514,000	1,572,667
9.5%, 6/1/2009	260,000	268,450
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,995,000	2,104,725
CMS Energy Corp., 8.5%, 4/15/2011 (b)	1,165,000	1,230,968
Edison Mission Energy, 7.0%, 5/15/2017	370,000	361,675
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	605,000	630,712
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	1,815,000	1,796,850
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	185,000	185,000
Mirant Americas Generation LLC, 8.3%, 5/1/2011	730,000	757,375
Mirant North America LLC, 7.375%, 12/31/2013	135,000	136,013
NRG Energy, Inc.:
7.25%, 2/1/2014	530,000	519,400
7.375%, 2/1/2016	385,000	375,375
Oncor Electric Delivery Co., 7.0%, 9/1/2022	165,000	158,566
Regency Energy Partners LP, 8.375%, 12/15/2013	300,000	310,500
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	535,000	537,675
Sierra Pacific Resources:
6.75%, 8/15/2017	495,000	477,017
8.625%, 3/15/2014	108,000	112,979
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	885,000	903,806
		13,303,028
Total Corporate Bonds (Cost $134,085,278)		128,447,139
Government & Agency Obligations 41.0%
Sovereign Bonds 40.6%
Dominican Republic:
144A, 8.625%, 4/20/2027	460,000	487,600
Series REG S, 9.5%, 9/27/2011	1,002,883	1,053,028
Federative Republic of Brazil:
6.0%, 1/17/2017	8,535,000	9,012,960
7.125%, 1/20/2037 (b)	2,095,000	2,456,388
7.875%, 3/7/2015	1,980,000	2,296,800
8.75%, 2/4/2025	1,685,000	2,173,650
8.875%, 10/14/2019	2,415,000	3,127,425
11.0%, 8/17/2040 (b)	4,565,000	6,210,682
12.5%, 1/5/2016 BRL	2,070,000	1,252,698
Government of Ukraine:
144A, 6.75%, 11/14/2017	1,390,000	1,341,350
Series REG S, 7.65%, 6/11/2013	1,685,000	1,752,400
Republic of Argentina:
3.092%***, 8/3/2012 (PIK)	6,370,000	3,428,332
5.83%, 12/31/2033 (PIK) ARS	654	211
Republic of Colombia:
8.25%, 12/22/2014	690,000	810,405
10.0%, 1/23/2012 (b)	2,375,000	2,802,500
10.75%, 1/15/2013	780,000	961,350
Republic of El Salvador, 144A, 7.65%, 6/15/2035	3,780,000	4,025,700
Republic of Ghana, 144A, 8.5%, 10/4/2017	175,000	183,470
Republic of Indonesia, 144A, 6.875%, 3/9/2017	2,615,000	2,598,656
Republic of Panama:
7.125%, 1/29/2026 (b)	2,005,000	2,195,475
9.375%, 1/16/2023	2,610,000	3,386,475
Republic of Peru, 7.35%, 7/21/2025 (b)	7,395,000	8,467,275
Republic of Philippines:
7.75%, 1/14/2031 (b)	610,000	675,575
8.0%, 1/15/2016 (b)	3,860,000	4,352,150
8.375%, 2/15/2011	780,000	847,314
9.375%, 1/18/2017	1,535,000	1,903,400
Republic of Turkey:
7.0%, 9/26/2016	3,170,000	3,233,400
7.25%, 3/15/2015	665,000	690,769
11.75%, 6/15/2010	4,495,000	5,115,894
Republic of Uruguay:
7.625%, 3/21/2036	615,000	648,825
8.0%, 11/18/2022	1,395,000	1,527,525
9.25%, 5/17/2017	1,825,000	2,235,625
Republic of Venezuela, 10.75%, 9/19/2013 (b)	6,035,000	6,276,400
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	3,770,000	3,619,200
United Mexican States:
5.625%, 1/15/2017 (b)	685,000	703,838
Series A, 6.75%, 9/27/2034	662,000	723,698
		92,578,443
US Treasury Obligation 0.4%
US Treasury Bond, 12.0%, 8/15/2013 (b) (d)	1,000,000	1,018,828
Total Government & Agency Obligations (Cost $91,638,783)		93,597,271

Loan Participations and Assignments 7.9%
Senior Loans*** 5.8%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.914%, 4/2/2014	128,700	120,174
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 5.664%, 6/30/2013	71,039	67,132
Aspect Software, Inc., Term Loan B, LIBOR plus 2.5%, 5.664%, 6/29/2011	460,000	445,050
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 6.414%, 4/11/2015	42,500	41,780
Term Loan B, LIBOR plus 3.25%, 6.414%, 4/11/2015	319,200	313,794
Buffets, Inc.:
Letter of Credit, 4.73%, 5/1/2013	72,229	43,427
Term Loan B, 7.906%, 1/13/2011	541,279	325,444
Charter Communications Operations:
Term Loan, LIBOR plus 2.0%, 5.164%, 3/6/2014	380,000	378,733
Term Loan B, LIBOR plus 3.25%, 6.414%, 4/27/2011	1,089,075	972,136
Community Health Systems, Inc., Term Loan, LIBOR plus 2.25%, 5.414%, 7/25/2014	697,651	658,733
Cricket Communications, Inc., Term Loan B, LIBOR plus 3.0%, 6.164%, 6/16/2013	600,000	589,689
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 6.664%, 10/10/2014	1,855,675	1,747,703
Term Loan B3, LIBOR plus 3.5%, 6.664%, 10/10/2014	1,198,975	1,126,287
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.414%, 9/16/2013	124,372	115,044
Golden Nugget, 5.71%, 6/16/2014	230,000	159,850
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.164%, 3/26/2014	47,680	44,878
Term Loan B, LIBOR plus 2.0%, 5.164%, 3/26/2014	818,181	770,113
HCA, Inc., Term Loan A1, 4.19%, 11/18/2012	1,574,014	1,474,410
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.414%, 5/5/2013	835,549	797,949
Term Loan C2, LIBOR plus 2.25%, 5.414%, 5/5/2013	205,895	196,629
IASIS Healthcare LLC, 8.131%, 6/15/2014	305,000	271,641
Intelsat Subsidiary Holding Co.:
Term Loan, 5.5%, 1/15/2015	490,000	482,650
Term Loan, 8.875%, 1/15/2015	100,000	98,500
Intelstat Corp., LIBOR plus 9.25%, 12.414%, 8/15/2014	100,000	99,000
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 5.414%, 5/7/2013	124,063	108,555
Longview Power LLC:
Demand Draw, 4.938%, 4/1/2014	53,667	46,422
Letter of Credit, 5.0%, 4/1/2014	15,333	13,263
Term Loan B, 5.0%, 4/1/2014	46,000	39,790
NewPage Corp., Term Loan B, LIBOR plus 3.0%, 6.164%, 11/5/2014	49,875	49,860
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 5.414%, 9/30/2014	199,221	170,358
Symbion, Inc.:
Term Loan A, 6.149%, 8/23/2013	96,300	86,670
Term Loan B, 6.149%, 8/23/2014	96,300	86,670
Telesat Canada, Inc.:
Term Loan, 5.9%, 9/1/2014	142,913	136,189
Term Loan B, LIBOR plus 3.0%, 6.164%, 10/31/2014	445,450	424,490
Term Loan, 9.0%, 10/31/2008	605,000	574,750
Tribune Co., Term Loan B, 5.542%, 5/24/2014	406,925	302,142
		13,379,905
Sovereign Loans 2.1%
Credit Suisse (City of Kiev, Ukraine), 144A, 8.25%, 11/26/2012	3,485,000	3,570,731
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	1,215,000	1,174,297
		4,745,028
Total Loan Participations and Assignments (Cost $18,651,091)		18,124,933
	Shares	Value ($)

Preferred Securities 0.2%
Citigroup, Inc., Series E, 8.4%, 4/30/2018****	425,000	421,298
Xerox Capital Trust I, 8.0%, 7/14/2008****	120,000	116,847
Total Preferred Securities (Cost $550,175)		538,145
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029 (Cost $339,943)	400,000	300,000
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	7,125	6,056
GEO Specialty Chemicals, Inc. 144A*	649	552
Total Common Stocks (Cost $87,834)		6,608

Warrants 0.0%
Financials
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	52,000	14,429
Industrials
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	350	0
Materials
Dayton Superior Corp., 144A, Expiration Date 6/15/2009	25	0
Total Warrants (Cost $0)		14,429

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.,:
Series AI, 144A, 12.0%*	15,000	98
144A, 12.0%*	75,000	487
Total Convertible Preferred Stocks (Cost $12,580)		585

Securities Lending Collateral 14.3%
Daily Assets Fund Institutional, 2.76% (e) (f) (Cost $32,574,900)	32,574,900	32,574,900

Cash Equivalents 0.9%
Cash Management QP Trust, 2.48% (e) (Cost $1,991,175)	1,991,175	1,991,175
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $279,931,759)+	120.7	275,595,185
Other Assets and Liabilities, Net	(12.6)	(28,876,140)
Notes Payable	(8.1)	(18,500,000)
Net Assets	100.0	228,219,045
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	395,000	USD	392,755	296,250
Quebecor World, Inc.	9.75%	1/15/2015	205,000	USD	206,950	118,900
Radnor Holdings Corp.	11.0%	3/15/2010	90,000	USD	79,463	113
Tropicana Entertainment LLC	9.625%	12/15/2014	730,000	USD	547,250	408,800
					1,226,418	824,063
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2008.
**** Date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $282,292,856. At May 31, 2008, net unrealized depreciation for all securities based on tax cost was $6,697,671. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,458,119 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,155,790.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2008 amounted to $31,288,317 which is 13.7% of net assets.
(c) Security issued in lieu of interest payment due 12/15/2007, which has been deferred until 9/15/2008. This security is deemed to be non-income producing.
(d) All or a portion of this security is held as collateral for open credit default swaps.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

LIBOR: Represents the London InterBank Offered Rate.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

At May 31, 2008, the Fund had unfunded loan commitments of $57,337, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	42,288	41,780	(508)
Telesat Canada, Inc., Term Loan B, 10/31/2014	15,049	14,527	(522)
Total	57,337	56,307	(1,030)

At May 31, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/3/2007 12/20/2008	200,000[1]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(2,918)
10/23/2007 12/20/2008	440,000[2]	Fixed — 3.0%	General Motors Corp., 7.125%, 7/15/2013	(7,083)
10/4/2007 12/20/2008	200,000[3]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	(3,079)
10/5/2007 12/20/2008	125,000[1]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(1,877)
10/23/2007 12/20/2008	435,000[2]	Fixed — 3.4%	Ford Motor Co., 6.5%, 8/1/2018	(5,709)
11/21/2007 12/20/2008	220,000[4]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	4,437
2/19/2008 3/20/2009	665,000[4]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	17,874
2/26/2008 3/20/2009	515,000[4]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	14,400
10/13/2007 12/20/2009	230,000[4]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(16,596)
12/13/2007 12/20/2009	220,000[4]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2018	(3,763)
11/5/2007 12/20/2012	6,000,000[1]	Fixed — 0.77%	Government of Russia, 7.5%, 3/21/2010	7,379
5/6/2008 6/20/2013	240,000[4]	Fixed — 7.25%	Arco Chemical Co., 9.8%, 2/1/2020	(1,068)
Total net unrealized appreciation				1,997
Counterparties: [1] JPMorgan Chase [2] Morgan Stanley Co., Inc. [3] Goldman Sachs & Co. [4] Merrill Lynch, Pierce, Fenner & Smith, Inc.

As of May 31, 2008, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	128,100	USD	200,132	6/5/2008	887
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	1,998,700	USD	3,101,233	6/5/2008	(7,519)
Currency Abbreviations
EUR Euro USD United States Dollar
ARS Argentine Peso BRL Brazilian Real

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value	Net Unrealized Depreciation on Other Financial Instruments++

Level 1 — Quoted Prices	$ 34,566,075	$ —
Level 2 — Other Significant Observable Inputs	241,000,415	(5,665)
Level 3 — Significant Unobservable Inputs	28,695	—
Total	$ 275,595,185	$ (5,665)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, forward foreign currency exchange contracts, unfunded loan commitments and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of the Fund's assets in which significant unobservable inputs (Level 3) were used in determining fair value at May 31, 2008:

Investments in Securities at Market Value

Balance as of December 1, 2007	$ 19,484
Total realized gains or losses	—
Change in unrealized appreciation (depreciation)	9,211
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of May 31, 2008	$ 28,695

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $245,365,684) — including $31,288,317 of securities loaned	$ 241,029,110
Investment in Daily Assets Fund Institutional (cost $32,574,900)*	32,574,900
Investment in Cash Management QP Trust (cost $1,991,175)	1,991,175
Total investments, at value (cost $279,931,759)	275,595,185
Cash	1,678,033
Foreign currency, at value ($745)	784
Receivable for investments sold	503,306
Interest receivable	5,245,000
Unrealized appreciation on credit default swap contracts	1,997
Unrealized appreciation on forward foreign currency exchange contracts	887
Foreign taxes recoverable	1,917
Other assets	24,617
Total assets	283,051,726
Liabilities
Notes payable	18,500,000
Payable for investments purchased	3,371,258
Payable upon return of securities loaned	32,574,900
Interest on notes payable	48,785
Net payable on closed forward foreign currency exchange contracts	2,671
Unrealized depreciation on forward foreign currency exchange contracts	7,519
Unrealized depreciation on unfunded loan commitments	1,030
Accrued management fee	165,705
Other accrued expenses and payables	160,813
Total liabilities	54,832,681
Net assets, at value	$ 228,219,045
Net Assets Consist of:
Undistributed net investment income	2,024,202
Net unrealized appreciation (depreciation) on: Investments	(4,336,574)
Credit default swap contracts	1,997
Unfunded loan commitments	(1,030)
Foreign currency	(4,940)
Accumulated net realized gain (loss)	(22,476,928)
Paid-in capital	253,012,318
Net assets, at value	$ 228,219,045
Net Asset Value
Net Asset Value per share ($228,219,045 ÷ 24,256,668 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 9.41
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $6,218)	$ 9,221,608
Interest — Cash Management QP Trust	102,901
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	109,042
Total income	9,433,551
Expenses: Management fee	968,385
Interest expense	292,440
Professional fees	61,516
Stock exchange listing fees	13,621
Services to shareholders	30,037
Reports to shareholders	93,338
Custodian fee	10,118
Trustees' fees and expenses	19,369
Other	27,875
Total expenses before expense reductions	1,516,699
Expense reductions	(14,028)
Total expenses after expense reductions	1,502,671
Net investment income (loss)	7,930,880
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,383,928)
Credit default swap contracts	24,617
Foreign currency	(5,335)
Payments by affiliates (see Note I)	338
(3,364,308)
Change in net unrealized appreciation (depreciation) on: Investments	57,625
Credit default swap contracts	52,883
Unfunded loan commitments	(1,215)
Foreign currency	(39,048)
70,245
Net gain (loss)	(3,294,063)
Net increase (decrease) in net assets resulting from operations	$ 4,636,817

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2008 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 9,920,570
Payment of operating expenses	(1,184,127)
Payment of interest expense	(307,203)
Proceeds from sales and maturities of investments	39,593,587
Net loss from foreign currency	(5,335)
Purchases of investments	(43,055,081)
Net receipt on swap contracts	24,617
Net purchases, sales and maturities of short-term investments	7,478,814
Cash provided (used) by operating activities	$ 12,465,842
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ (1,500,000)
Distributions paid (net of reinvestment of distributions)	(9,460,103)
Cash provided (used) by financing activities	(10,960,103)
Increase (decrease) in cash	1,505,739
Cash at beginning of period**	173,078
Cash at end of period**	$ 1,678,817
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 4,636,817
Net (increase) decrease in cost of investments	9,558,410
Net (increase) decrease in unrealized depreciation on investments	(57,625)
Net (increase) decrease in unrealized depreciation on swap contracts	(52,883)
(Increase) decrease in receivable for investments sold	210,671
(Increase) decrease in interest receivable	252,968
(Increase) decrease in other assets	4,338
Increase (decrease) in interest on notes payable	(14,576)
Increase (decrease) in payable for investments purchased	(2,135,681)
Increase (decrease) in unrealized appreciation on unfunded loan commitments	1,215
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	38,341
Increase (decrease) in other accrued expenses and payables	23,847
Cash provided (used) by operating activities	$ 12,465,842
* Non-cash activity from discount accretion and premium amortization in the net amount of $231,970 has been excluded from the Statement of Cash Flows.
** Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income	$ 7,930,880	$ 15,407,659
Net realized gain (loss)	(3,364,308)	316,867
Change in net unrealized appreciation (depreciation)	70,245	(10,506,009)
Net increase (decrease) in net assets resulting from operations	4,636,817	5,218,517
Distributions to shareholders from: Net investment income	(9,460,103)	(17,721,831)
Fund share and paid-in capital transactions: Net proceeds of shares issued in connection with the Fund's rights offering, net of offering costs of $240,034	—	37,370,166
Reinvestment of distributions	—	487,280
Reimbursement by Advisor (see Note I)	—	175,116
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	—	38,032,562
Increase (decrease) in net assets	(4,823,286)	25,529,248
Net assets at beginning of period	233,042,331	207,513,083
Net assets at end of period (including undistributed net investment income of $2,024,202 and $3,553,425, respectively)	$ 228,219,045	$ 233,042,331
Other Information
Shares outstanding at beginning of period	24,256,668	20,561,383
Shares issued from rights offering	—	3,647,934
Shares issued to shareholders in reinvestment of distributions	—	47,351
Shares outstanding at end of period	24,256,668	24,256,668

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.61	$ 10.09	$ 9.75	$ 9.53	$ 8.77	$ 7.52
Income (loss) from investment operations: Net investment income[b]	.33	.68	.72	.78	.78	.73
Net realized and unrealized gain (loss)	(.14)	(.38)	.40	.22	.73	1.28
Total from investment operations	.19	.30	1.12	1.00	1.51	2.01
Less distributions from: Net investment income	(.39)	(.78)	(.78)	(.78)	(.75)	(.76)
Rights offering costs	—	(.01)[c]	—	—	—	—
Advisor reimbursement	—	.01	—	—	—	—
Net asset value, end of period	$ 9.41	$ 9.61	$ 10.09	$ 9.75	$ 9.53	$ 8.77
Market value, end of period	$ 8.56	$ 8.45	$ 10.73	$ 10.15	$ 9.08	$ 8.57
Total Return
Based on net asset value (%)[d]	2.60e**	3.12[c,e,g]	11.87[e]	10.85	18.48	28.12
Based on market value (%)[d]	6.15**	(14.74)	14.28	21.12	15.52	28.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	228	233	208	200	195	179
Ratio of expenses before fee reductions (including interest expense) (%)	1.33*	2.15	2.55	2.14	1.60	1.52
Ratio of expenses after fee reductions (including interest expense) (%)	1.32*	2.14	2.54	2.14	1.60	1.52
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.06*	1.02	1.03	1.11	1.05	1.03
Ratio of net investment income (%)	6.96*	6.85	7.28	8.12	8.59	8.93
Portfolio turnover rate (%)	17**	53	79	143	187	224
Total debt outstanding end of period ($ thousands)	18,500	20,000	52,750	60,000	60,000	50,500
Asset coverage per $1,000 of debt[f]	13,336	12,652	4,934	4,331	4,244	4,548
a For the six months ended May 31, 2008 (Unaudited).
b Based on average shares outstanding during the period.
c During the period ending November 30, 2007, the Fund issued 3,647,934 shares in connection with a rights offering of the Fund's shares (see Notes H). Without the effect of the rights offering costs, total return based on net asset value would have been 0.10% higher.
d Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
e Total return would have been lower had certain fees not been reduced.
f Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
g Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note I). Excluding this non-recurring reimbursement, total return would have been 0.09% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncement. In March 2008, the Financial Accounting Standard Board ("FASB") issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrowers rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $16,753,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($15,940,000) and November 30, 2015 ($813,000), the expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash held at the Fund's custodian bank at May 31, 2008. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $40,919,851 and $39,382,916, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. DWS Investments Service Company (``DISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DISC aggregated $24,683, of which $17,754 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,698, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the recent DWS Funds Board consolidation, certain Independent Board Members resigned and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $11,185 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the six months ended May 31, 2008, the Advisor agreed to reimburse the Fund $301, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the Fund's custodian fee was reduced by $1,624 and $918, respectively, for custody and transfer agent credits earned.

G. Borrowings

The Fund has entered into a revolving credit agreement dated May 31, 2002 with Barton Capital LLC (the "Lender"), which allows the Fund to borrow against a secured line of credit in an aggregate amount up to $75,000,000. The borrowings under the line of credit are secured by a pledge of the Fund's portfolio securities. The revolving credit agreement expires by its terms on June 24, 2010. The notes payable represents a secured loan of $18,500,000, which is the amount drawn on the facility at May 31, 2008. The note bears interest at the commercial paper rate plus dealer fees (2.95% at May 31, 2008). A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight line basis over a five-year period. The loan amounts and rates are reset periodically under the revolving credit agreement. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2008 was $12,490,446 with a weighted average interest rate of 4.22%.

Draws on the line of credit are funded by the issuance of commercial paper notes. The Lender's obligation under the notes is supported by a Liquidity Agreement between the Lender and Societe General. The Lender's commitment under the revolving credit agreement is subject to early termination on the scheduled termination date of the Liquidity Agreement. The Liquidity Agreement had an initial term of 364 days, and is renewable for additional periods, which may be shorter than 364 days. As such, the revolving credit agreement may be terminated by the Lender upon sixty (60) days notice if the Liquidity Agreement is not renewed at any time, and is also subject to other customary termination events.

H. Rights Offering

On May 14, 2007, the Fund issued 3,647,934 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on April 9, 2007 were issued one non-transferable right for each share owned on that date. The rights entitled the shareholders to purchase one new common share for every three rights held. These shares were issued at a subscription price of $10.31. Net proceeds to the Fund were $37,370,166 after deducting the rights offering costs of $240,034. The net asset value per share of the Fund's common shares was reduced by approximately $0.01 per share as a result of the share issuance.

I. Payments Made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $175,116, for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

During the six months ended May 31, 2008, the Advisor fully reimbursed the Fund $338 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Multi-Market Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed Computershare Inc. ("Computershare") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). Computershare will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that Computershare is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to Computershare, Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform Computershare of the total funds available for the purchase of Shares and Computershare will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by Computershare in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or Computershare has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom Computershare acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to Computershare's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as Computershare will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or Computershare to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify Computershare to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Multi-Market Income Trust (the "Fund") was held on May 20, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. To elect thirteen Trustees to the Board of the Fund.

	Number of Votes:
Trustees	For	Withheld
John W. Ballantine	20,361,139	730,483
Henry P. Becton, Jr.	20,366,667	724,955
Dawn-Marie Driscoll	20,343,551	748,071
Keith R. Fox	20,296,264	795,358
Paul K. Freeman	20,380,320	711,302
Kenneth C. Froewiss	20,360,318	731,304
Richard J. Herring	20,370,942	720,680
William McClayton	20,379,916	711,706
Rebecca W. Rimel	20,360,169	731,453
William N. Searcy, Jr.	20,371,453	720,169
Jean Gleason Stromberg	20,356,244	735,378
Robert H. Wadsworth	20,383,642	707,980
Axel Schwarzer	20,279,326	812,296

Until recently, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors or trustees (the "Boards"). In 2007, each Board, including the Board that has historically overseen the Fund (the "Chicago Board"), determined that the formation of a single consolidated Board overseeing all DWS funds (the "Consolidated Board") would be in the best interests of the funds. Accordingly, each Board approved a plan to consolidate the Chicago Board with the other primary DWS fund board (the "New York Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

Effective May 20, 2008, with the election of the above-named Directors, the Fund is governed by the Consolidated Board. The Consolidated Board consists of five members from the Fund's original Chicago Board (John W. Ballantine, Paul K. Freeman, William McClayton, Axel Schwarzer, and Robert H. Wadsworth) and eight members from the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr., and Jean Gleason Stromberg). Prior to consolidation, four members of the Fund's original Board (Donald L. Dunaway, James R. Edgar, Robert B. Hoffman, and Shirley D. Peterson) resigned.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-investments.com or visit our Direct Link: www.cef.dws.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	23338L 108

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a

Total	0	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008